Convertible Redeemable Preferred Shares And Warrants - Schedule of Fair Value of Warrants Estimated on Basis of Binomial Option Pricing Model With Following Assumptions (Details) - Warrants	Aug. 19, 2016	Feb. 29, 2016	Feb. 17, 2015
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis Valuation Techniques [Line Items]
Expected volatility	36.00%	42.00%	44.00%
Risk-free interest rate	0.20%	0.50%	0.50%
Expected term		6 months	1 year 6 months